UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

______________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2007

______________

Online Vacation Center Holdings Corp.

(Exact name of registrant as specified in its charter)

______________

Florida	0-32137	65-0701352
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

1801 N.W. 66th Avenue, Plantation, Florida 33313

(Address of principal executive offices) Zip Code)

(954) 377-6400

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report on Form 8-K/A amends the Company’s previously filed Form 8-K dated January 3, 2007 filed with the Securities and Exchange Commission on January 4, 2007.

2

Item 1.01, Item 2.01 and Item 3.02 Entry Into a Material Definitive Agreement;  Completion of Acquisition or Disposition of Assets; Unregistered Sales of Equity Securities

On January 3, 2007, Online Vacation Center Holdings Corp. (the “Company,” “we” or “us”) consummated the acquisition of La Tours and Cruises, Inc., a Houston, Texas travel agency, operating as West University Travel, pursuant to the terms of an acquisition agreement, dated January 3, 2007 (“Acquisition Agreement”), by and among the Company, La Tours and Cruises, Inc. d/b/a West University Travel, a Texas corporation, and Ray Schutter and Cecilia Schutter, two individuals.

Pursuant to the Acquisition Agreement, we purchased and acquired all of the issued and outstanding ownership interests of La Tours and Cruises, Inc. for $550,000 cash, to be paid in installments, and 50,000 restricted shares of our common stock. The restricted shares are subject to a lock-up agreement, with 25,000 shares being released from the lock-up restriction on January 3, 2008 and the remaining 25,000 on January 3, 2009.  The shares were issued in a  transaction that was  exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”), as a transaction by an issuer not involving a public offering. Ray and Cecilia Schutter  are each “accredited investors,” as such term is defined in the Securities Act; have access to comprehensive information about us and represented their intention to acquire the shares for investment only and not with a view to distribute or sell the shares. We placed legends on the certificates stating that the shares were not registered under the Securities Act and set forth the restrictions on their transferability and sale.

The foregoing description of the Acquisition Agreement and the transactions consummated thereby is qualified in its entirety by reference to the Acquisition Agreement attached as Exhibit 2.1 hereto and the press release attached as Exhibit 99.1 hereto, and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

The financial statements required under Item 9.01(a) for La Tours and Cruises, Inc. are attached to this report.

(b)

Pro forma Financial Information.

Pro forma financial information at December 31, 2006 is attached to this report.

(c )

Shell Company Transactions

N/A

(d)

Exhibits.

Exhibit No.	Description
2.1

Acquisition Agreement, dated January 3, 2007, by and among Online Vacation Center
Holdings Corp, La Tours and Cruises, Inc., and Ray Schutter and Cecilia Schutter
(incorporated by reference from Exhibit 2.1 in the Company’s Current Report on
Form 8-K filed with the Securities and Exchange Commission on January 4, 2007).

99.1	Press Release dated January 4, 2007 (incorporated by reference from Exhibit 99.1 in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2007).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2007

ONLINE VACATION CENTER HOLDINGS CORP.

BY:	/s/ EDWARD B. RUDNER
Edward B. Rudner
Chief Executive Officer

4

Item 9.01 (a) Financial Statements of Business Acquired.

La Tours and Cruises, Inc.

d/b/a West University Travel

TABLE OF CONTENTS

PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-2

FINANCIAL STATEMENTS

Balance Sheets	F-3

Statements of Operations	F-4

Statements of Changes in Stockholders’ Equity	F-5

Statements of Cash Flows	F-6

Notes to Financial Statements	F-7-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Online Vacation Center Holdings, Corp. and Subsidiaries

We have audited the accompanying balance sheets of La Tours and Cruises, Inc., d/b/a West University Travel as of December 31, 2006 and 2005 and the related statements of operations, changes in stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of La Tours and Cruises, Inc., d/b/a West University Travel for December 31, 2006 and 2005 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ JEWETT, SCHWARTZ, WOLFE & ASSOCIATES

March 2, 2007

Hollywood, Florida

LA TOURS & CRUISES, INC. d/b/a WEST UNIVERSITY TRAVEL

BALANCE SHEETS

DECEMBER 31,

	2006	2005
ASSETS

Current assets:
Cash	$39,553	$55,955
Accounts receivable	66,064	20,360
Prepaid expense	71,803	49,860
	177,420	126,175

Property and equipment, net	54,121	53,079

Franchise fee, net	2,524	2,991

Total Assets	$234,065	$182,245

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$14,659	$21,141
Advanced commissions	8,750	8,000
Accrued liabilities	104,195	81,520

Total Liabilities	127,604	110,661

Commitments and contingencies

Stockholders' Equity
Common stock: $1.00 par value, 100,000 shares authorized, 30,800 issued and outstanding	30,800	30,800

Additional paid in capital	35,248	35,248
Retained earnings	40,413	5,536

Total stockholders' equity	106,461	71,584

Total Liabilities and Stockholders' Equity	$234,065	$182,245

The accompanying Notes to the Financial Statements are an integral part of these statements.

LA TOURS & CRUISES, INC. d/b/a WEST UNIVERSITY TRAVEL

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,

	2006	2005

NET REVENUE	$520,200	$516,691

OPERATING EXPENSE:
General and administrative	369,470	380,270
Sales and marketing	115,853	133,214
	485,323	513,484

NET INCOME	$34,877	$3,206

Weighted average shares outstanding - basic and diluted	30,800	30,800

Earnings per share - basic and diluted	$1.13	$0.10

The accompanying Notes to the Financial Statements are an integral part of these statements.

LA TOURS AND CRUISES, INC. d/b/a WEST UNIVERSITY TRAVEL

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31,

	Common Stock
	Shares Issued and Outstanding	$1.00 Par Value	Additional Paid-In Capital	Retained Earnings	Total Equity

Balance, January 1, 2005	30,800	$30,800	$35,248	$2,330	$68,378

Net income				3,206	3,206

Balance, December 31, 2005	30,800	$30,800	$35,248	$5,536	$71,584

Net income				34,877	34,877

Balance, December 31, 2006	30,800	$30,800	$35,248	$40,413	$106,461

The accompanying Notes to the Financial Statements are an integral part of these statements.

LA TOURS AND CRUISES, INC. d/b/a WEST UNIVERSITY TRAVEL

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31,

	2006	2005
Cash Flows from Operating Activities:
Net income	$34,877	$3,206
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	2,355	2,521
Changes in operating assets and liabilities:
Accounts receivable	(45,704)	10,460
Prepaid expenses	(21,943)	(30,737)
Advanced commissions	750	8,000
Accounts payable and accrued liabilities	16,193	6,448
Net cash used in operating activities	(13,472)	(102)

Cash Flows from Investing Activities:
Fixed Assets acquired	(2,930)	—
Net cash used in investing activities	(2,930)	—

Net decrease in cash	(16,402)	(102)

Cash, Beginning of Year	55,955	56,057

Cash, End of Year	$39,553	$55,955

Supplemental Disclosures:
Cash paid for interest	$—	$—
Cash paid for taxes	$—	$—

The accompanying Notes to the Financial Statements are an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business

La Tours and Cruises, Inc., d/b/a West University Travel (Company) is a full service travel agency located in West University Place, an upper-class residential neighborhood in Houston, Texas. Since its inception in 1989, its focus has been to provide luxury personal travel products such as cruises, European tours and all-inclusive vacations. The Company has carefully developed a staff of qualified leisure and cruise travel consultants each having a specialty in a particular field of travel. This enables the agency to maintain a high level of expertise and quality service in all travel areas.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure at the date of the financial statements and during the reporting period. The most significant of the estimates relates to third-party payer contractual allowances and the allowance for doubtful accounts. It is reasonably possible that these estimates will change in the near term due to one or more future confirming events. Accordingly, actual results could differ from those estimates.

Revenue recognition

The Company recognizes revenue in accordance with Staff Accounting Bulletin (SAB) No. 104 “Revenue Recognition in Financial Statements”, which states that revenue is realized or realizable and earned when all of the following criteria are met: persuasive evidence of an arrangement exists, services have been rendered, the seller’s price to the buyer is fixed or determinable, and collectibility is reasonably assured. Vacation travel sales transactions are billed to customers at the time of booking, however revenue is not recognized on the accompanying financial statements until the customers’ travel occurs.

Emerging Issues Task Force (EITF) Issue No. 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent”, discusses the weighing of the relevant qualitative factors regarding the Company’s status as a primary obligor and the extent of their pricing latitude. Based upon the Company’s evaluation of vacation travel sales transactions and in accordance with the various indicators identified in EITF Issue No. 99-19, the Company’s vacation travel suppliers assume the majority of the business risks such as providing the service and the risk of unsold travel packages. As such, all vacation travel sales transactions are to be recorded at the net amount, which is the amount charged to the customer less the amount to be paid to the supplier. The method of net revenue presentation does not impact operating profit, net income, earnings per share or cash flows.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. At December 31, 2006 and 2005 cash and cash equivalents include cash held in financial institutions.

Accounts Receivable

Accounts receivables principally consist of commissions receivable. The Company determines its allowance by considering a number of factors, including the length of time trade accounts receivable are past due, the Company’s previous loss history, the specific customer’s current ability to pay its obligation to the Company and the condition of the general economy and the industry as a whole. As of December 31, 2006 and 2005, there were no amounts recorded as doubtful accounts as all balances were fully collectible.

Property and Equipment

Property and equipment are recorded at cost and depreciation is provided using the straight-line method over the estimated useful lives of the assets.

Major replacements and betterments are capitalized and depreciated over the remaining useful lives of the assets.

NOTES TO FINANCIAL STATEMENTS

NOTE 1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Franchise fee

The Company entered into affiliation and rights agreement with American Express which allows it to use the American Express logo, for a fee, in the ordinary course of business. This fee, $7,000, is amortized ratably over the term of the agreement.  For the years ended December 31, 2006 and 2005, the Company recognized $467 for each year in amortization expense. The Company is expected to recognize $467 in amortization expense for each of the five years immediately following 2006.

Income Taxes

The Company is organized as a Sub Chapter S Corporation, as defined by the Internal Revenue Code, whereby the income or loss of the corporation is reported on the personal income tax returns of the stockholders. Accordingly, no income taxes have been provided.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable.

Fair Value of Financial Instruments

The Company’s financial instruments include cash and trade receivables. The carrying amount of these financial instruments has been estimated by management to approximate fair value.

Recent Accounting Pronouncements

Recent accounting pronouncements that the Company has adopted or will be required to adopt in the future are summarized below.

Accounting Changes and Error Corrections

In May 2005, the Financial Accounting Standards Board (FASB) issued SFAS No. 154, “Accounting Changes and Error Corrections” (SFAS 154), which replaces Accounting Principles Board (APB) Opinion No. 20, “Accounting Changes,” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements - An Amendment of APB Opinion No. 28.” SFAS 154 provides guidance on the accounting for and reporting of accounting changes and error corrections, and it establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2006. The Company will adopt SFAS 154 in the first quarter of fiscal year 2007 and does not expect it to have a material impact on its results of operations and financial condition.

Fair Value Measurements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which a company measures its assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2009. The Company is unable at this time to determine the effect that its adoption of SFAS 157 will have on its results of operations and financial condition.

NOTES TO FINANCIAL STATEMENTS

NOTE 1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Accounting for Uncertainty in Income Taxes

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006, and the Company is required to adopt it in the first quarter of fiscal year 2008. The Company is currently evaluating the effect that the adoption of FIN 48 will have on its results of operations and financial condition and is not currently in a position to determine such effects, if any.

Taxes Collected and Remitted to Governmental Authorities

In June 2006, the FASB ratified Emerging Issues Task Force (EITF) Issue No. 06−3 (EITF 06-3), “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation).” EITF 06−3 applies to any tax assessed by a governmental authority that is directly imposed on a revenue producing transaction between a seller and a customer. EITF 06−3 allows companies to present taxes either gross within revenue and expense or net. If taxes subject to this issue are significant, a company is required to disclose its accounting policy for presenting taxes and the amount of such taxes that are recognized on a gross basis. The Company currently presents such taxes net. EITF 06−3 is required to be adopted during the first quarter of fiscal year 2008. These taxes are currently not material to the Company’s financial statements.

Accounting for Rental Costs Incurred During a Construction Period

In September 2006, the FASB issued FASB Staff Position No. FAS 13-1 (As Amended), “Accounting for Rental Costs Incurred during a Construction Period” (FAS 13-1). This position requires a company to recognize as rental expense the rental costs associated with a ground or building operating lease during a construction period, except for costs associated with projects accounted for under SFAS No. 67, “Accounting for Costs and Initial Rental Operations of Real Estate Projects.” FAS 13-1 is effective for reporting periods beginning after December 15, 2005 and was adopted by the Company in the first quarter of fiscal year 2007. The Company’s adoption of FAS 13-1 will not materially affect its results of operations and financial position.

Considering the Effects of Prior Year Misstatements

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (SAB 108). SAB 108 provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each on a company’s balance sheet and statement of operations and the related financial statement disclosures. Early application of the guidance in SAB 108 is encouraged in any report for an interim period of the first fiscal year ending after November 15, 2006, and will be adopted by the Company in the first quarter of fiscal year 2007. The Company does not expect the adoption of SAB 108 to have a material impact on its results of operations and financial condition.

FSP FAS 123(R) -5

FASB Staff Position (“FSP”) FAS No. 123(R)-5 was issued on October 10, 2006. The FSP  provides  that instruments  that were  originally  issued  as  employee  compensation  and then  modified, and that modification is made to the terms of the instrument solely to reflect an equity  restructuring  that  occurs  when the  holders  are no longer employees, then no change in the recognition or the measurement (due to a change in  classification)  of those  instruments  will result if both of the following conditions  are met: (a). There is no increase in fair value of the award (or the ratio of intrinsic  value to the exercise price of the award is preserved,  that is, the holder is made whole), or the antidilution provision is not added to the terms of the award in  contemplation  of an equity  restructuring;  and (b). All holders of the same class of equity instruments (for example, stock options) are treated in the same manner.

NOTES TO FINANCIAL STATEMENTS

NOTE 1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

The provisions in this FSP shall be applied in the first reporting period beginning after the date the FSP is posted to the FASB website. The Company does not expect the adoption of FSP FAS 123(R)-5 to have a material impact on its consolidated results of operations and financial condition.

NOTE 2

PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2006 and 2005:

	Estimated Useful Lives (Years)
		2006	2005

Computer and office equipment	5-7	$66,819	$63,889
Furniture and fixtures	7	32,472	32,472
Leasehold improvements	30	69,203	69,203
		168,494	165,564
Less accumulated depreciation		(114,373)	(112,485)
		$54,121	$53,079

Depreciation expense for the years ended December 31, 2006 and 2005 totaled $1,888 and $2,521 respectively.

NOTE 3.

SUBSEQUENT EVENT

On January 3, 2007, the Company was acquired by Online Vacation Center Holdings Corp (OVCH). The Company will continue to operate as a wholly owned subsidiary of OVCH.

Item 9.01 (b) Pro forma Financial Information.

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Balance Sheet as of December 31, 2006

The following pro forma unaudited consolidated financial information gives effect to the acquisition of La Tours and Cruises, Inc. (the “Acquisition”). This pro forma balance sheet assumes the transaction occurred as of December 31, 2006. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the Acquisition had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Online Vacation Center Holdings Corp. after the Acquisition.

	Online Vacation Center Holdings Corp.	LA Tours And Cruises, Inc.	Effect of LA Tours And Cruises, Inc. Acquisition		Post Acquisition
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$2,658,885	$39,553	$(357,707)	(2)	$2,340,731
Accounts receivable, net	1,043,955	66,064	—		1,110,019
Prepaid expenses and other current assets	370,072	71,803	—		441,875
Deferred tax asset, net	248,455	—	—		248,455
Total Current Assets	4,321,367	177,420	(357,707)		4,141,080

Restricted cash	336,135	—	—		336,135
Property and equipment, net	92,215	54,121	—		146,336
Franchise fee, net	—	2,524	—		2,524
Deferred tax asset, net	98,183	—	—		98,183
Intangible assets, net	1,067,849	—	—		1,067,849
Goodwill	1,942,495	—	700,546	(2)	2,643,041
Total Assets	$7,858,244	$234,065	$342,839		$8,435,148

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$1,339,574	$127,604	$14,300	(1)	$1,481,478
Deferred revenue, net	805,134	—	—		805,134
Customer deposits	1,470,178	—	—		1,470,178
Convertible note, current	125,000	—	100,000	(2)	225,000
Total Current Liabilities	3,739,886	127,604	114,300		3,981,790

Convertible note, long-term	375,000	—	200,000	(2)	575,000
Total Liabilities	4,114,886	127,604	314,300		4,556,790

SHAREHOLDERS' EQUITY (DEFICIENCY)
Preferred Stock, 1,000,000 shares authorized at
$.0001 par value; 0 shares issued and outstanding	—	—	—		—
Common Stock, 80,000,000 shares authorized at $.0001 par value; 18,256,777 actual shares and 18,356,777 pro forma shares issued and outstanding	1,826		5	(2)	1,831
Common Stock, 100,000 shares authorized at
$1.00 par value; 30,800 shares issued and outstanding		30,800	(30,800)	(2)	—
Additional paid-in capital	5,099,059	35,248	99,747	(2)	5,234,054
Accumulated deficit	(1,357,527)	40,413	(40,413)	(2)	(1,357,527)
Total Shareholders' Equity (Deficiency)	3,743,358	106,461	28,539		3,878,358

Total Liabilities & Shareholders' Equity (Deficiency)	$7,858,244	$234,065	$342,839		$8,435,148

	Online Vacation Center Holdings Corp.	LA Tours And Cruises, Inc.	Effect of LA Tours And Cruises, Inc. Acquisition		Post Acquisition

NET REVENUES	$7,785,361	$520,200	$—		$8,305,561

OPERATING EXPENSES:
Sales and marketing	2,907,698	115,853	—		3,023,551
General and administrative	4,213,517	367,582	—		4,581,099
Depreciation and amortization	136,496	1,888	—		138,384

INCOME FROM OPERATIONS	527,650	34,877	—		562,527

Interest income (expense), net	16,924	—	—		16,924

Income before provision/(benefit) for income taxes	544,574	34,877	—		579,451

Provision (benefit) for income taxes	306,721	—	14,300	(1)	321,021

NET INCOME	$237,853	$34,877	$(14,300)		$258,431

Weighted average shares outstanding - Basic	17,289,996	30,800	19,200		17,339,996

EARNINGS PER SHARE - Basic	$0.01	$1.13			$0.01

Weighted average shares outstanding - Diluted	17,746,920	30,800	19,200		17,796,920

EARNINGS PER SHARE - Diluted	$0.01	$1.13			$0.01

Notes:

(1)

Represents the application of Online Vacation Center Holdings Corp’s statutory tax rate of 41% to La Tours and Cruises, Inc. pre-tax income of $34,877.

(2)

 Goodwill was computed as follows:

Net assets acquired	$106,461
Less: Pro forma income taxes payable	14,300
Pro forma net assets acquired	92,161
Consideration given:
Cash –at closing	$250,000
Cash –payable ratably and annually over the next three years	300,000
Direct expenses associated with acquisition transaction; assumed to be paid closing	107,707
Issuance of 50,000 shares of the Company’s common stock	135,000	792,707
Goodwill	$700,546

For purposes of this presentation the excess of purchase price over net assets acquired was considered goodwill. Management has retained the services of a third-party company to prepare a valuation to assist management of the Company in its allocation of the purchase price, primarily through the determination of the fair value and remaining useful lives of LA Tours and Cruises, Inc.’s intangible assets.

PF-4